UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 6, 2008

Date of Report (Date of earliest event reported)

TIVO INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27141	77-0463167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2160 Gold Street Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 519-9100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2008 Equity Incentive Award Plan

On August 6, 2008, our Company’s stockholders approved the 2008 Equity Incentive Award Plan, which we refer to as the 2008 Plan. Our Board of Directors, which we refer to below as the Board, had previously adopted the Plan, subject to stockholder approval.

The 2008 Plan is intended to replace our Amended and Restated 1999 Equity Incentive Plan, which we refer to as the Prior Plan and the Amended and Restated 1999 Non-Employee Directors’ Stock Option Plan, which we refer to as the Director’s Plan, which will terminate pursuant to their terms on March 15, 2009 and July 13, 2009, respectively. No new awards will be made under the Prior Plan or under the Directors’ Plan after August 6, 2008. However, the shares of our common stock subject to awards already granted under the Prior Plan as of May 12, 2008 that terminate, expire or lapse will become available for issuance under the 2008 Plan.

Purpose of the 2008 Plan

The purpose of the 2008 Plan is to promote our success and enhance our value by linking the personal interests of the members of the Board, our employees, and our consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2008 Plan is also intended to provide flexibility to us in our ability to motivate, attract, and retain the services of members of the Board, our employees, and our consultants upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

Administration

The 2008 Plan may be administered by the full Board or by a committee of the Board, including a committee of one comprised solely of our Chief Executive Officer. Pursuant to this, the Compensation Committee of the Board has been delegated the authority to determine and make individual grants to our employees and consultants. The Compensation Committee has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended, and has the exclusive authority to grant awards under the 2008 Plan and otherwise administer the 2008 Plan. The full Board, acting by a majority of its independent members in office, conducts the general administration of the Plan with respect to all awards granted to our non-employee directors. Additionally, pursuant to this, our Chief Executive Officer has been delegated the authority to determine and make individual grants to our employees not subject to Section 16 of the Exchange Act.

Shares Available and Award Limits

An aggregate of 5,400,000 shares of our common stock will initially be available for grant pursuant to the 2008 Plan, provided that the aggregate number of shares of our common stock available for issuance under the 2008 Plan is reduced by 1.5 shares for each share of our common stock delivered in settlement of any award under the 2008 Plan that is not an option or stock appreciation right, which we refer to as Full Value Awards. The shares of common stock covered by the 2008 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

Generally, shares subject to an award under the 2008 Plan that terminates, expires, or lapses for any reason are made available for issuance again under the 2008 Plan, except that each share subject to a Full Value Award that terminates, expires, or lapses for any reason shall increase the number of shares that can be issued under the 2008 Plan by 1.5 shares. In addition, any shares of our common stock subject to outstanding awards under the Prior Plan that terminates, expires or lapses for any reason will be made available for issuance under the 2008 Plan. Shares of our common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award and shares of our common stock that were subject to a stock-settled stock appreciation right, or SAR, that are not issued upon exercise of the SAR will not be available for issuance again under the 2008 Plan. The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2008 Plan.

The maximum number of shares of common stock that may be subject to one or more Awards granted to any one participant pursuant to the 2008 Plan during any calendar year is 3,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award is $5,000,000.

Awards

The 2008 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, performance bonus awards, and performance-based awards. Each award will be evidenced by a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

The exercise price of a stock option and the base price of a stock appreciation right shall not be less than the fair market value of Common Stock on the date of grant. No stock option shall be exercisable later than seven (7) years after the date it is granted.

The Compensation Committee is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The 2008 Plan enumerates certain performance criteria that may be used in granting such awards.

Additionally, in no event may an award be granted pursuant to the 2008 Plan on or after August 6, 2018.

Amendment and Termination

The Board may terminate, amend, or modify the 2008 Plan at any time; however, stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2008 Plan, to permit the Board to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond seven years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2008 Plan in connection with certain changes in capital structure, we may not offer to buy out an option or stock appreciation right for a payment in cash and no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award.

Section 162(m) Compliance

The 2008 Plan is designed to permit us to make cash and equity based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 in any one year. The Section 162(m) deduction limit, however, does not apply to certain “qualified performance-based compensation.” In the event that we issue awards that satisfy the “qualified performance-based compensation” exception, the remuneration attributable to those awards should not be subject to the $1,000,000 deduction limit.

Miscellaneous

The 2008 Plan also contains provisions with respect to payment of purchase price, vesting and expiration of awards, treatment of awards upon a change of control of our Company, adjustments for stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. Various other terms, conditions and limitations apply, as further described in the 2008 Plan.

The foregoing summary of the 2008 Plan does not purport to be complete and is qualified in its entirety by reference to the actual terms of the 2008 Plan. For additional information regarding the 2008 Plan, refer to “Proposal 3 – Approval of 2008 Equity Incentive Award Plan” on pages 32-40 of our revised 2008 definitive proxy statement as filed on Schedule 14A with the Securities and Exchange Commission on June 20, 2008, and the full text of the 2008 Plan attached as Appendix A to our 2008 definitive proxy statement, which are incorporated herein by reference.

The 2008 Plan and forms of award agreements under the 2008 Plan will also be filed as exhibits to our quarterly report on Form 10-Q for the quarter ending October 31, 2008.

Amended and Restated 1999 Employee Stock Purchase Plan

On August 6, 2008, our Company’s stockholders approved the Amended and Restated 1999 Employee Stock Purchase Plan, which we refer to as the Amended 1999 Plan. Our Board approved the Amended 1999 Plan, as amended and restated, to be effective on August 6, 2008 and after stockholder approval.

The amendment and restatement of the Amended 1999 Plan extends the date the Amended 1999 Plan terminates to August 6 ,2018 and increases the number of shares of our common stock reserved for issuance under the Amended 1999 Plan by 4,500,000 shares. Prior to the amendment and restatement of the Amended 1999 Plan, 4,000,000 shares of our common stock were available for issuance under the Amended 1999 Plan.

Purpose of the Amended 1999 Plan

The purpose of the Amended 1999 Plan is to provide a means by which our employees and employees of our designated affiliates may be given an opportunity to purchase shares of our common stock . Through the Amended 1999 Plan, we seek to retain the services of employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our and our affiliates’ success.

Administration

The Amended 1999 Plan may be administered by the full Board or by a committee of the Board. The administrator has the discretionary authority to administer the Amended 1999 Plan and determines when and how rights to purchase shares of our common stock are granted and the provisions of each offering under the Amended 1999 Plan. The administrator may also designate which of our affiliates may participate in the Amended 1999 Plan, construe and interpret the Amended 1999 Plan and the rights granted under the Amended 1999 Plan and amend the Amended 1999 Plan. The committee of the Board that administers the Amended 1999 Plan may delegate its duties to a subcommittee of non-employee members of the Board. The Board may abolish the committee or subcommittee administering the Amended 1999 Plan and revest in itself the administration of the Amended 1999 Plan.

Shares Subject to the Amended 1999 Plan

The maximum number of shares of our common stock that may be issued under the Amended 1999 Plan is 8,500,000. The shares subject to any rights granted under the Amended 1999 Plan which terminates without being exercised again become available for issuance under the Amended 1999 Plan. The shares of our common stock subject to the Amended 1999 Plan may be unissued shares or shares that have been purchased on the open market.

Eligibility

Rights under the Amended 1999 Plan may be granted only to our employees and to employees of our affiliates designated by the administrator. However, no Employee will be eligible for a grant of rights under the Amended 1999 Plan if immediately after such rights are granted the employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our stock or the stock of any of our affiliates. An employee may not be granted rights to purchase shares of our common stock at a rate that exceeds $25,000 of the fair market value of such shares, as determined on the first day of the applicable offering, during each calendar year during which the rights remain outstanding. No employee may purchase more than 20,000 shares of our common stock during any offering.

Offering

The Amended 1999 Plan is implemented by a series of consecutive offerings of twelve months duration, with the current offering having commenced January 2, 2008 and the next offering scheduled to commence January 1, 2009. Each offering consists of two consecutive purchase periods of approximately six months duration, provided, that the current purchase period is eight (8) months in duration and scheduled to end August 31, 2008 with the next purchase period being four (4) months in duration and ending December 31, 2008. The last day of each purchase period is designated a purchase date.

If the fair market value of our common stock on the first purchase date of an offering is less than the fair market value at the beginning of the offering, a new twelve month offering will automatically begin on the first business day following the purchase date, provided, that if the fair market value of our common stock on August 31, 2008 is lower than the fair market value of our common stock on January 2, 2008, a new ten month offering will automatically begin on September 1, 2008.

Purchase Price

The purchase price of the shares of our common stock purchased pursuant to rights granted under the Amended 1999 Plan will be the lesser of 85% of the fair market value of our common stock on either the first day of the offering or the last day of the purchase period during which such rights were granted. The fair market value of our common stock is determined in good faith by the administrator. For as long as our common stock is listed on any established stock exchange or traded on a national market system, then the fair market value of our common stock will be the closing sales price (rounded up where necessary to the nearest whole cent) for our common stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in our common stock) on the relevant determination date, as reported in The Wall Street Journal or such other source as the administrator deems reliable.

Amendment and Termination

The Amended 1999 Plan will automatically terminate on August 6, 2018. Additionally, the Board may amend, suspend or terminate the Amended 1999 Plan at any time. However, the Board may not, without prior stockholder approval, amend the Amended 1999 Plan in any manner that would require stockholder approval to comply with any applicable laws, regulations or rules.

The foregoing summary of the Amended 1999 Plan does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Amended 1999 Plan. For additional information regarding the Amended 1999 Plan, refer to “Proposal 4 – Approval of 2008 Equity Incentive Award Plan” on pages 41-44 of our revised 2008 definitive proxy statement as filed on Schedule 14A with the Securities and Exchange Commission on June 20, 2008, and the full text of the Amended 1999 Plan attached as Appendix B to our 2008 definitive proxy statement, which are incorporated herein by reference.

The Amended 1999 Plan will also be filed as an exhibit to our quarterly report on Form 10-Q for the quarter ending October 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

TIVO INC.

By:	/s/ Matthew P. Zinn
Name:	Matthew P. Zinn
Title:	Senior Vice President, General Counsel, Secretary and Chief Privacy Officer

Date: August 12, 2008